UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

URBAN EDGE PROPERTIES
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V84559-P47162  URBAN EDGE PROPERTIES 12 EAST 49TH STREET NEW YORK, NY 10017  URBAN EDGE PROPERTIES  2026 Annual Meeting  Vote by May 5, 2026  11:59 PM ET  You invested in URBAN EDGE PROPERTIES and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on May 6, 2026.  Get informed before you vote  View the Notice and Proxy Statement and 2025 Annual Report, including Form 10-K online OR you can receive a free paper or  email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  May 6, 2026  9:00 AM Eastern Time  Virtually at: www.virtualshareholdermeeting.com/UE2026

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Trustees to serve until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualify.  Nominees:  1a. Jeffrey S. Olson  For  1b.  Mary L. Baglivo  For  1c.  Steven H. Grapstein  For  1d.  Norman K. Jenkins  For  1e.  Kevin P. O’Shea  For  1f.  Catherine D. Rice  For  1g.  Katherine M. Sandstrom  For  1h.  Douglas W. Sesler  For  2. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.  For  3. The approval, on a non-binding advisory basis, of a resolution approving the compensation of our named executive officers as described in the Proxy Statement.  For  NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.  Voting Items  Board Recommends  V84560-P47162